Supplement to the
Fidelity® Strategic Income Fund
February 28, 2006 Prospectus

The following information replaces the biographical information for George Fischer found in the "Fund Management" section on page 23.

Brett Kozlowski is vice president and co-manager of Strategic Income Fund, which he has managed since October 2006. Mr. Kozlowski manages the U.S. government bond asset class of the fund. He also manages other Fidelity funds. Since joining Fidelity Investments in 1997, Mr. Kozlowski has worked as a portfolio analyst. Prior to working as a fixed-income analyst, Mr. Kozlowski was a trader in the Fixed Income Group.

FSN-06-01 October 15, 2006
1.479520.118